The PNC Financial Services Group, Inc. Lehman Brothers Global Financial Services Conference September 10, 2008 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC reports. The presentation also contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents. We provide greater detail regarding these factors in our 2007 Form 10-K and 2008 Form 10-Qs, including in the Risk
Factors and Risk Management sections, and in our other SEC reports (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings).
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of the deconsolidation of BlackRock near the end of third quarter 2006 and the impact of certain types of items. Adjusted results reflect, as applicable, the following types of adjustments: (1) 2006 and earlier periods reflect the impact of the deconsolidation of BlackRock by adjusting as if we had recorded our BlackRock investment on the equity method prior to its deconsolidation; (2) adjusting 2006 periods, as applicable, to exclude the impact of the third quarter 2006 gain on the
BlackRock/MLIM transaction and losses on the repositioning of PNC’s securities and mortgage loan portfolios; (3) adjusting fourth quarter 2006 and
2007 periods to exclude the net mark-to-market adjustments on PNC’s remaining BlackRock LTIP shares obligation and, as applicable, the gain PNC recognized in first quarter 2007 in connection with the company’s transfer of BlackRock shares to satisfy a portion of its BlackRock LTIP shares obligation; (4) adjusting 2007 and 2006 periods to exclude, as applicable, integration costs related to acquisitions and to the BlackRock/MLIM transaction; (5) adjusting 2007 periods, as applicable, for the fourth quarter 2007 Visa litigation charge; and (6) adjusting, as appropriate, for the tax impact of these adjustments. We have provided these adjusted amounts and reconciliations so that investors, analysts, regulators and others will be better able to evaluate the impact of these items on our results for the periods presented, in addition to providing a basis of comparability for the impact of the BlackRock deconsolidation given the magnitude of the impact of deconsolidation on various components of our income statement and balance sheet. We believe that information as adjusted for the impact of the specified items may be useful due to the extent to which these items are not indicative of our ongoing operations as the result of our management activities on those operations. While we have not provided other adjustments for the 2007 and earlier periods discussed, this is not intended to imply that there could not have been other similar types of adjustments, but any such adjustments would not have been similar in magnitude to the amount of the adjustments shown.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include a discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

Today’s Discussion The sector landscape PNC’s differentiation Investing for innovation and growth

Current Sector Assessment
Asset quality continues to deteriorate
Firms continue to struggle with capital levels
Illiquidity in the markets persists
Regulatory changes are certain
Monetary policy changes are uncertain
There are no quick fixes
We Continue to Operate in a Difficult, We Continue to Operate in a Difficult,
Unprecedented Environment. Unprecedented Environment.
The
Sector
Landscape

Net interest income/total revenue
Effective FF rate

PNC

60.2%
57.9%
58.7%
59.1%
58.1%
60.1%
59.6%
40%
55%
2001 2002 2003 2004 2005 2006 2007
0%
1%
2%
3%
4%
5%
6%
A Short-term Focus on Revenue Growth
By Many Led to Increased Risk Taking
Source:  FDIC; all insured institutions
Strategic Decisions that Led up to the Current Strategic Decisions that Led up to the Current
Environment Were Evident. Environment Were Evident.
Increased reliance on
interest income for
growth
Growth in consumer
debt tolerance
Excess liquidity in the
market
Contributing Factors
FDIC Insured Institutions
The
Sector
Landscape
Steeper yield
curve led many to
make cash and
carry trades
Narrow
spreads led many
to take more
credit risk

Source: Mortgage Bankers Association
Foreclosures Going Up, Prices Going Down
Residential Mortgage Loans
% in Foreclosure
0.0
0.2
0.4
0.6
0.8
1.0
2002 2003 2004 2005 2006 2007 2008
PNC’s Forecast Is for Another 8-12 percent
Decline in the Case-Shiller Index.
Case-Shiller Home Price Index, 20-City Composite
-20
-15
-10
-5
0
5
10
15
20
2002 2003 2004 2005 2006 2007 2008
During the early 1990s, house prices did not hit bottom until 1 to 2 years after mortgage delinquencies peaked.
The
Sector
Landscape

Possible Industry Scenarios
Yield curve
flat steep
Our industry is facing a high degree of uncertainty
PNC Is Well-Positioned to Respond to Multiple
Scenarios.
PNC continues to invest in
organic growth initiatives
PNC invests in attractive
risk adjusted return
opportunities as they arise
Unlikely
Unlikely
The
Sector
Landscape

The PNC Business Model
Commitment to a moderate risk
profile
- Asset quality
- Liquidity position
Ability to grow high quality, diverse
revenue streams
Focus on continuous improvement
Disciplined approach to capital
management
Strong execution and clear
strategies for growth
PNC’s Business Model Performed Well
Delivered Strong First Half 2008
Well-positioned balance sheet resulted in
strong revenue growth
Asset quality migration and related costs
remained manageable
Strengthened capital and maintained
strong liquidity position
Diversified revenue growth created
positive operating leverage
Continued to invest for the future
Despite the Current Environment, PNC Despite the Current Environment, PNC
Delivered Strong First Half 2008 Results. Delivered Strong First Half 2008 Results.
PNC’s
Differentiation

PNC’s Differentiated Balance Sheet
PNC’s Balance Sheet Is Well-Positioned and
Delivered Strong Revenue Growth.
7 10.5 Other liabilities and interests in other entities
14% $19.9 Noninterest-bearing deposits
45 64.8 Interest-bearing deposits
23 32.5 Borrowed funds
11 15.1 Shareholders’ equity
100% $142.8 Total assets
100% $142.8 Total liabilities and shareholders’ equity
30 43.0 Commercial loans, net of unearned income
2 2.3 Loans held for sale
19 27.3 Other assets
22 31.0 Securities available for sale
21 30.0 Consumer loans, net of unearned income
$9.2
June 30,
2008
6%
%
Cash and short-term investments
Category (billions)
Key Ratios
PNC
Peers¹
Loans/Deposits
86% 113%
Loans/Assets
51% 70%
Avg. noninterest-bearing
deposits/Avg. interest
earning assets
16% 13%
Avg. securities/Avg. assets
22% 13%
(1) Peer comparison source: SNL DataSource; Peers represents average of super-regional banks identified in the Appendix other than PNC.
Average balances are for the three months ended June 30, 2008.
PNC’s
Differentiation

Fair value adjustments, primarily commercial mortgage loans held for sale
- Does not represent credit quality concerns with underlying assets;
delinquencies minimal
BlackRock LTIP adjustment; $120 million noninterest income reduction
1
- Market value of investment up $1.7 billion from 2Q08
1
FNMA/FHLMC preferred stock holdings of $80 million
Recent Market Valuations Impacting PNC
PNC Is Not Immune to the Effects of Market
Valuations…But Remains Patient.
PNC’s
Differentiation
Potential impact on tangible common equity
Accumulated other comprehensive loss increases $800 million to $2.0 billion¹
- Primarily driven by impact on securities available for sale portfolio with an estimated average life of 4.8 years
- Does not represent credit quality concerns with underlying assets
- No impact on Tier 1 capital
Potential impact on 3Q08 pretax earnings
(1) As of August 31, 2008.
Widening
credit
spreads
Lack of
market
liquidity
BlackRock
stock price
appreciation

Hybrid capital
Preferred
Retained earnings
(Investments in organic growth)
(Dividend increase)
(Sterling)

Liquidity and Capital Flexibility
Tier 1 Capital Ratio
PNC Is Well-Positioned in Terms of Liquidity
and Capital Flexibility.
4Q07 1Q08 2Q08
6.8%
7.7%
8.2%
Relative Liquidity
PNC’s
Differentiation
PNC unused borrowing capacity
$27B
Loans/Deposits 86% 113%
Avg. noninterest-bearing deposits/
Avg. interest earnings assets 16% 13%
Avg. securities/Avg. assets 22% 13%
Numbers at period end;  averages balances are for the three months ended June 30, 2008.  Peer comparison source: SNL DataSource;
Peers represents average of super-regional banks identified in the Appendix, other than PNC.
2Q08 Measure PNC
Peers

Credit Risk Profile
Peer comparison source: SNL DataSource; Peers represents average of super-regional banks identified in the Appendix other than PNC.
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
Nonperforming
loans to total
loans
Nonperforming
assets to total
assets
Net charge-
offs to average
loans
(three months ended)
Allowance for
loan and lease
losses to loans
.95%
1.59%
.51%
1.28%
.62%
1.41%
1.35%
1.79%
Key 2Q08 Metrics
Credit decisions driven
by risk-adjusted returns
Minimal exposure to
subprime mortgages,
high-yield bridge and
leveraged finance loans
Highly granular portfolio
PNC’s
PNC’s
’s
s Strategic Decisions and Operating Discipline
Resulted in a Strong Relative Credit Risk Profile.
PNC’s
Differentiation

+14% +32%
+10% +9%
+12% +19%
Change vs.
1Q08 2Q07
Strong and Diverse Revenue Growth
PNC’s Revenue Mix Is Valuable and Relies Less
on Credit Capital.
Deposit and
other net interest
income
Loan
net interest
income
10%
29%
19%
Corporate
services
12%
Consumer
services and
deposit
charges
9%
Other
10%
Asset
management
11%
Fund
servicing
Total
revenue
$2.0 billion
Net interest income
Noninterest income
Total revenue
Contribution to
total revenue¹
PNC        Peers²
52% 46%
2Q08 noninterest income/
total revenue
(1) For the three months ended June 30, 2008. The sum of deposit NII and loan NII equals GAAP net interest income. Further information regarding revenue mix is provided in the Appendix. (2) Peer comparison source: SNL DataSource; Peers represents average of super-
regional banks identified in the Appendix other than PNC.
PNC’s
Differentiation

$0
$1
$2
$3
$4
$5
$6
$7
Revenue
+12%
Creating Positive Operating Leverage
$1.2
$1.3
$1.5
2004
2005 2006
Expense
+9%
Compound Annual Growth
(2004-2007, as adjusted)¹
Revenue
+16%
Expense
+9%
For the six months
ended June 30
2008 vs. 2007
Operating
Leverage
+3%
Operating
Leverage
+7%
$1.7
2007
PNC’s Disciplined Growth Strategies Help Drive
Positive Operating Leverage.
Adjusted revenue²
Adjusted noninterest expense³
Adjusted net income
4
(1) As reported: revenue 7%, expense 5%, operating leverage 2%. Adjusted amounts are reconciled to GAAP amounts in the Appendix.
(2) As reported $5.5 billion, $6.3 billion, $8.6 billion, $6.7 billion for 2004, 2005, 2006, 2007, respectively.
(3) As reported $3.7 billion, $4.3 billion, $4.4 billion, $4.3 billion for 2004, 2005, 2006, 2007, respectively.
(4) As reported $1.2 billion, $1.3 billion, $2.6 billion, $1.5 billion for 2004, 2005, 2006, 2007, respectively.
PNC’s
Differentiation

Realistic Plans for Further Growth
PNC Has Maintained Focus on Staying Ahead PNC Has Maintained Focus on Staying Ahead
of the Revenue Growth Curve. of the Revenue Growth Curve.
Existing markets
Acquired markets
Emerging client needs
Product depth
Technology platform
Industry expertise
Product innovation
capabilities
Leveraging differentiation To drive revenue growth
Investing for
Innovation
and Growth

Global Investment Servicing
PNC Is Focused on Advancing Our PNC Is Focused on Advancing Our
Differentiated Set of Products and Services. Differentiated Set of Products and Services.
Transforming from an information
processor to an information provider
Investing for
Innovation
and Growth

billions of transactions

millions of US Households

billions of transactions

PNC

Changes in the Broad Payments Space
Paper Decline Accelerating
146
129
121
37
31
21
2003 2006 2011 Projected
Cash Checks
Debit Card Transactions to Exceed
Checks
18
30
50
2003 2006 2011 Projected
Debit Cards
Mainstreaming of Online Payments
18.0
36.5
59.4
8.3
9.9
12.3
2003 2006 2011 Projected
Online Banking Only
Online Bill-Pay
Sources:  McKinsey/GCI Payments Practice, 2007 Federal Reserve Payments Study, Forrester Research, Inc.
Customer and technology driven
change
A shift from cash/check to
electronic payments
Secular payment trends impact
business model over long-term
Investing for
Innovation
and Growth

Changes in Capital Markets
Ongoing Market Liquidity Pressures Present Ongoing Market Liquidity Pressures Present
Corporate & Institutional Opportunities. Corporate & Institutional Opportunities.
2004 2005 2006 2007 2008
US CMBS Issuance US ABS Issuance
Worldwide CDO Issuance
$94B
$169B
$206B
$230B
$24B
2004 2005 2006 2007 2008
$678B
$851B
$909B
$595B
$230B
2004 2005 2006 2007 2008
$157B
$272B
$552B
$503B
$73B
Sources:  Commercial Mortgage Alert, Asset-Backed Alert, Securities Industry and Financial Markets Association.  2008 data equals June 30,
2008, annualized.
Investing for
Innovation
and Growth

PNC Healthcare Advantage

Integrated solutions to transform the healthcare revenue cycle

18% CAGR

$62
$55
$45
$38
2004 2005 2006 2007
Capturing Fee Income Opportunities
PNC Is Leveraging Our Technology PNC Is Leveraging Our Technology
Differentiation to Capture Opportunities. Differentiation to Capture Opportunities.
LOCKBOX
EDI
LIQUIDITY
P-CARD
DATA SECURITY
IMAGE CONVERSION
DENIAL MANAGEMENT
CONTRACT MANAGEMENT
PAYMENT BEHAVIOR
DECISION SUPPORT TOOLS
Product Suite
To be the nation’s leading provider of healthcare transaction processing and decision support services
Goal
Nearly $2 trillion in annual payments - 30 billion transactions -
growing 7% annually
An estimated $4 billion spent annually on electronic claims
Fifty percent of claims still paper-based
Market
Revenue
($ millions)
Investing for
Innovation
and Growth
Market source:  McKinsey & Company

VirtualWallet
by PNC LEADING THE WAY

Avg. 210+ net new accounts/day

PNC

Capturing Gen-Y Clients
ACCOUNT DETAILS
RECENT TRANSACTIONS
PUNCH THE PIG
SAVINGS ENGINE
WISH LIST
MONEY BAR
DANGER DAYS
BILL PAY
CALENDAR
Product Features
PNC Is Leading The Way in Product PNC Is Leading The Way in Product
Innovation. Innovation.
To capture a leading share of the Gen-Y client base across our footprint
One of our fastest growing consumer bases
Gen-Y will outnumber any other generation by 2017
Total income will surpass Baby Boomers by 2017
An estimated 7+ million Gen-Y’ers in the PNC footprint
Market
Goal
Jun 08 Aug 08
6.9
Accounts
(thousands)
Investing for
Innovation
and Growth

Asset management +9%
Brokerage +32%
Consumer services, deposit
charges and other +11%
Corporate services +4%
Total noninterest income +10%
Success in the Greater Washington Area
0
25,000
50,000
75,000
100,000
125,000
2Q06 2Q08
Business checking relationships
Consumer checking relationships
Growing Checking Relationships
in PNC’s GWA
PNC Has Demonstrated Success in Deepening PNC Has Demonstrated Success in Deepening
Relationships and Growing Fees in the GWA. Relationships and Growing Fees in the GWA.
PNC’s GWA noninterest income highlights
2-year CAGR
Investing for
Innovation
and Growth

Leading the Way in Our New Markets
PNC’s Strong Franchise Sales Growth Is Led by
New Markets on the Rise.
Corporate
Banking
Wealth
Management
Institutional
Investments
Business Bank-
Commercial
Rest of PNC
franchise
38%
Greater
Maryland
10%
Greater
Washington DC
16%
June 08 YTD Annualized Sales
Contribution by Region
Total franchise
2Q08 sales up 20% vs. 1Q08
1H08 sales up 50% vs. 1H07
Greater Washington DC
YoY contribution up from 9% to 16%
1H08 sales up 159% vs. 1H07
Greater Maryland
2Q08 sales up 16% from 1Q08
1H08 sales 176% of goal
Sales Highlights
Products
Pittsburgh
Region
18%
Philadelphia/
S. NJ Region
18%
Investing for
Innovation
and Growth

A Differentiated and Successful Business Model
Commitment to a moderate risk profile
Ability to grow high quality, diverse revenue streams
Focus on continuous improvement
Disciplined approach to capital management
Strong execution and clear strategies for growth
Summary
PNC Is Continuing to Build a Great Company. PNC Is Continuing to Build a Great Company.

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC reports. We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private
Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,”
“outlook,” “estimate,” “forecast,” “will,” “project” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties. We provide greater detail regarding some of these factors in our 2007 Form 10-K and our 2008 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our other SEC reports. Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings.
•Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
oChanges in interest rates and valuations in the debt, equity and other financial markets.
oDisruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.
oActions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.
oChanges in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.
oChanges in customer preferences and behavior, whether as a result of changing business and economic conditions or other factors.
A continuation of recent turbulence in significant portions of the global financial markets could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting the economy generally.
Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting. These statements are based on our current expectations that interest rates will remain low through 2008 with continued wide market credit spreads and our view that national economic conditions currently point toward a mild recession followed by a subdued recovery.
Our operating results are affected by our liability to provide shares of BlackRock common stock to help fund certain BlackRock long-term incentive plan (“LTIP”) programs, as our LTIP liability is adjusted quarterly (“marked-to-market”) based on changes in BlackRock’s common stock price and the number of remaining committed shares, and we recognize gain or loss on such shares at such times as shares are transferred for payouts under the LTIP programs.
Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include: (a) the unfavorable resolution of legal proceedings or regulatory and other governmental inquiries; (b) increased litigation risk from recent regulatory and other governmental developments; (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools; (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, education lending, and the protection of confidential customer information; and (e) changes in accounting policies and principles.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques.
The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of
BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.
We grow our business from time to time by acquiring other financial services companies. Acquisitions in general present us with risks in addition to those presented by the nature of the business acquired. In particular, acquisitions may be substantially more expensive to complete (including as a result of costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected. In some cases, acquisitions involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in these new areas. As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired business may cause reputational harm to
PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs arising as a result of those issues. Our recent acquisition of Sterling Financial Corporation (“Sterling”) presents regulatory and litigation risk, as a result of financial irregularities at Sterling’s commercial finance subsidiary, that may adversely impact our financial results.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Close | Return | Investment Group Analysis - Styles

MANAGED MONEY DASHBOARD

Investment Group Analysis - Styles

All $ values are in millions

Parameters Selected:

Region: - All Regions
Style: - All Styles -
Complex: - All Complexes -
Dimension: Total Sales
Bran

Period: Q2-2007

Style	Style $ Total	Style Avg Acct Size (1000s)	Entire Program $ Total	Program's Avg Acct Size (1000s)	Style's Mk Shr of Program Total
Total:	$40.4	$1.9	$40.4	$1.9	100.0C
Diversified Portfolios	$11.6	$4.5	$40.4	$1.9	28.7C
Large Cap Value	$6.4	$1.3	$40.4	$1.9	15.83
International	$6.3	$2.5	$40.4	$1.9	15.54
Taxable Fixed Income	$4.6	$2.8	$40.4	$1.9	11.36
Balanced Taxable	$3.5	$1.8	$40.4	$1.9	8.57
Large Cap Growth	$1.9	$1.0	$40.4	$1.9	4.8C
Mid Cap Value	$1.7	$1.5	$40.4	$1.9	4.21
All Cap Growth	$0.6	$1.5	$40.4	$1.9	1.55
Large Cap Core	$0.5	$0.9	$40.4	$1.9	1.23
Muni Fixed Income	$0.5	$0.8	$40.4	$1.9	1.23
Convertibles	$0.5	$1.5	$40.4	$1.9	1.22
Global	$0.4	$0.7	$40.4	$1.9	1.01
All Cap Value	$0.4	$1.9	$40.4	$1.9	1.01

Dashboard Information
Name:
Type: U.S. Equity
CUSIP:
Ticker:
AUM (in mm):
Morningstar Ranking: ---
Lipper Fact Sheet:
Risk Management
3 yr Beta (Lipper)
6.67
3 yr sharpe ratio (Lipper)
0.28
3 yr Standard Deviation (Lipper)
9.71
Portfolio turnover (as a %) (Lipper)
71
Fees and Expenses
3 year expenses vs Category (as a %) (Lipper)
-28
Compliance
Intra-day trade warnings
1
Missed trade allocations
6
Portfolio Compliance Exceptions
3
Portfolio Manager day trades
16
Portfolio Manager Personal Trades
3
Monthly TA Account Report
Total Month's Sales (in mm)
4.3
Total Redemptions (in mm)
1.6
Investment Quality
12 Month Total Return vs Index (as a %) (Lipper)
-2.59
3 year avg return vs Index (as a %) (Lipper)
1.1
3 Year Total Return vs % Cat Rank (Lipper)
19
5 yr total trailing return vs. S&P 500 (Lipper)
2.04
IRS Compliance Results
25% Diversification Test - Subchapter M (PNC)
50% Diversification Test - Subchapter M (PNC)
Gross Income Test - Subchapter M (PNC)

PNC

Global Investment Servicing - Coates Analytics Distribution Management Intelligent Dashboard Transforming from an information processor to an information provider Appendix

Comparative Holdings by Classification
Mutual Fund Wrap portfolio
Asset Type: EQUITY
Investment Objective: CASH
FIDELITY CASH RESERVES
CASH Total
Investment Objective: HIGH YIELD
FIDELITY INTERMEDIATE BOND FUND
HIGH YIELD Total
Investment Objective: LARGE CAP – BLEND
FIDELITY SPARTAN 500 IDX INV
LARGE CAP – BLEND Total
Investment Objective: LARGE CAP – GROWTH
THE GROWTH FUND OF AMERICA-F
LARGE CAP – GROWTH Total
Portfolio Snapshot
Portfolio Value
$510,789.26
Gain/Loss
Performance By Account
Portfolio Value
Portfolio Value (thousands)
Asset Allocation
Investment Objective
Asset Type
CASH OR EQUIVALENTS
CORPORATE BONDS
GOVERNMENT BOND
LARGE CAP – BLEND
LARGE CAP – GROWTH
LARGE CAP – VALUE
MIDCAP – BLEND
MIDCAP – GROWTH
MIDCAP – VALUE
TREASURY BILL
BONDS
CASH
NON-US STOCKS
US STOCKS
Asset Allocation – Investment Objective
Core Accounts
Manual Accounts
REAL ESTATE
Total:

PNC

Global Investment Servicing - Albridge Solutions Consolidated client account data for performance reporting Transforming from an information processor to an information provider Appendix

Non-GAAP to GAAP Reconcilement
Appendix
Adjusted
In millions 2004 2005 2006 2007 '04-'07 CAGR
Adjusted net interest income $1,955 $2,142 $2,235 $2,915 14%
Adjusted noninterest income 2,928 3,122 3,572 3,921 10%
Adjusted total revenue 4,883 5,264 5,807 6,836 12%
Adjusted noninterest expense 3,148 3,453 3,587 4,112 9%
Adjusted net income 1,197                          1,325                    1,514               1,702                  12%
Adjusted operating leverage 3%
Reported
In millions 2004 2005 2006 2007 '04-'07 CAGR
Net interest income, as reported $1,969 $2,154 $2,245 $2,915 14%
Noninterest income, as reported 3,572 4,173 6,327 3,790 2%
Total revenue, as reported 5,541 6,327 8,572 6,705 7%
Noninterest expense, as reported 3,712 4,306 4,443 4,296 5%
Net income, as reported 1,197                          1,325                    2,595               1,467                  7%
Operating leverage, as reported 2%
For the year ended December 31, as adjusted
For the year ended December 31, as reported
In millions, for the three months ended June 30, 2008 March 31, 2008 June 30, 2007 1Q08 2Q07
Net interest income $977 $854 $738 14% 32%
Loan net interest income 396 337 274 18% 45%
Deposit and other net interest income 581 517 464 12% 25%
Noninterest income 1,062 967 975 10% 9%
Total revenue $2,039 $1,821 $1,713 12% 19%
% Change for 2Q08 vs.

Non-GAAP to GAAP Reconcilement
Appendix
For the year ended December 31, 2007 PNC PNC
In millions As Reported  Adjustments (a) As Adjusted
Net interest income $2,915 $2,915
Noninterest income 3,790 $131 3,921
Total revenue 6,705 131 6,836
Provision for credit losses 315 (45) 270
Noninterest expense 4,296 (184) 4,112
Income before income taxes 2,094 360 2,454
Income taxes 627 125 752
Net income $1,467 $235 $1,702
BlackRock
For the year ended December 31, 2006 PNC Deconsolidation and BlackRock PNC
In millions As Reported Adjustments (a) Other Adjustments Equity Method As Adjusted
Net interest income $2,245 $(10) $2,235
Noninterest income 6,327 $(1,812) (1,087) $144 3,572
Total revenue 8,572 (1,812) (1,097) 144 5,807
Provision for credit losses 124 124
Noninterest expense 4,443 (91) (765) 3,587
Income before minority interest and income taxes 4,005 (1,721) (332) 144 2,096
Minority interest in income of BlackRock 47 18 (65)
Income taxes 1,363 (658) (130) 7 582
Net income $2,595 $(1,081) $(137) $137 $1,514
(a) Includes the impact of the following pretax items: $2,078 million gain on BlackRock/MLIM transaction, $196 million securities portfolio rebalancing loss, $101 million of BlackRock/MLIM transaction integration costs ($91 million of noninterest expense and $10 million impact on noninterest income), $48 million mortgage loan portfolio repositioning loss, and $12 million net loss related to our BlackRock LTIP shares obligation. The net tax impact of these items is reflected in the adjustment to income taxes.
(a) Amounts adjusted to exclude the impact of the following pretax items: (1) the gain of $83 million recognized in connection with PNC's transfer of BlackRock shares to satisfy a portion of our BlackRock LTIP shares obligation, (2) the $210 million net loss representing the mark-to-market adjustment on our remaining BlackRock
LTIP shares obligation, (3) acquisition integration costs totaling $151 million, and (4) Visa indemnification charge of $82 million. The net tax impact of these items is reflected in the adjustment to income taxes.

Non-GAAP to GAAP Reconcilement
Appendix
For the year ended December 31, 2005 BlackRock
PNC Deconsolidation and BlackRock PNC
In millions As Reported Other Adjustments Equity Method As Adjusted
Net interest income $2,154 $(12) $2,142
Noninterest income 4,173 (1,214) $163 3,122
Total revenue 6,327                      (1,226)                          163                           5,264
Provision for credit losses 21 21
Noninterest expense 4,306 (853) 3,453
Income before minority interest and income taxes 2,000 (373) 163 1,790
Minority interest in income of BlackRock 71 (71)
Income taxes 604 (150) 11 465
   Net income $1,325 $(152) $152 $1,325
For the year ended December 31, 2004 BlackRock
PNC Deconsolidation and BlackRock PNC
In millions As Reported Other Adjustments Equity Method As Adjusted
Net interest income $1,969 $(14) $1,955
Noninterest income 3,572 (745) $101 2,928
Total revenue 5,541                      (759)                             101                           4,883
Provision for credit losses 52 52
Noninterest expense 3,712 (564) 3,148
Income before minority interest and income taxes 1,777 (195) 101 1,683
Minority interest in income of BlackRock 42 (42)
Income taxes 538 (59) 7 486
   Net income $1,197 $(94) $94 $1,197

The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Comerica CMA
Fifth Third Bancorp FITB
KeyCorp KEY
National City Corporation NCC
Regions Financial RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wachovia Corporation WB
Wells Fargo & Company WFC
Ticker
Peer Group of Super-Regional Banks
Appendix